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                             EXCELSIOR FUNDS, INC.
                                (the "Company")

                              Latin America Fund

                        Supplement dated April 9, 2003
                    To the Prospectus dated August 1, 2002

   In connection with a combined proxy statement/prospectus (the "proxy/prospectus") sent to all shareholders of record as of December 16, 2002 of the Company's Latin America Fund, the Latin America Fund's shareholders approved its proposed reorganization into the Company's Emerging Markets Fund at a meeting held on March 4, 2003 and reconvened on March 18, 2003. On March 25, 2003, in accordance with the Plan of Reorganization included in the proxy/prospectus, all of the assets and liabilities of the Company's Latin America Fund were transferred to the Company's Emerging Markets Fund and the Company reclassified all authorized and classified shares designated as Class P Common Stock of the Latin America Fund as shares of Class W Common Stock of the Emerging Markets Fund. As result of these transactions, all Latin America Fund shareholders have become shareholders of the Company's Emerging Markets Fund, and the Company's Latin America Fund is no longer offered for investment.